UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2020

Commission File Number: 000-26181

AngioGenex, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	86-0945116
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

425 Madison Ave., Suite 902, New York, New York 10017
(Address of principal executive offices)

(212) 644-2100
(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Items to be Included in this Report

ITEM 1.01.  Entry into a Material Definitive Agreement.

On January 28, 2020, AngioGenex, Inc. (“AngioGenex”, “LICENSEE” or the “Company”) entered into an Exclusive License Agreement with Memorial Sloan Kettering Cancer Center (MSK) relating to the licensing of two provisional patents.  Licensing terms are as follows:

(a)

Equity: In partial consideration of MSK entering into Agreement, LICENSEE shall issue equity to MSK as follows:

(i)

On the Effective Date, 150,000 shares of LICENSEE’s common stock; and

(ii)

On the day of IND submission to the US FDA for a Licensed Product, an additional 250,000 shares of LICENSEE’s common stock

(b)

Running royalties: LICENSEE, its Affiliates, or Sublicensee shall pay to MSK a royalty in an amount equal to two- and one-half percent (2.5%) of Net Sales.  If LICENSEE is required to take a license under any third party patents to make, use, sell, offer for sale, or import Licensed Products then thirty three percent (33%) of payments for such license (a “Third Party Payment”) may be offset from the royalty payments due MSK (if applicable) for the corresponding Royalty Year, provided that in no event shall the royalties paid to MSK be reduced by more than fifty percent (50%) of the base royalty rate.

(c)

License maintenance fees and annual minimum royalties:  LICENSEE shall pay to MSK license maintenance fees and annual minimum royalty payments, due on each anniversary of the Effective Date, starting four (4) years after the Effective Date, as follows:

(i)

Ten thousand dollars ($10,000) due and payable on the fourth (4th) anniversary of the Effective Date;

(ii)

Twenty-five thousand dollars ($25,000) per year, due and payable on the fifth (5th) anniversary of the Effective Date and on every subsequent anniversary of the Effective Date until first commercial sale of a Licensed Product;

(iii)

One hundred thousand dollars ($100,000) per year, due and payable on each anniversary of the Effective Date after first commercial sale of a Licensed Product.  Such annual minimum royalty payments may be credited against the running royalty payments required in Section 5.1(b) above for the same Royalty Year.

(d)

Development and regulatory milestone payments:

Within thirty (30) days of the occurrence of any of the following milestones, LICENSEE shall notify MSK of LICENSEE’s, its Affiliate’s or a Sublicensee’s achievement of such milestone and pay to MSK the applicable milestone payment:

(i)

Fifty thousand dollars ($50,000) upon initiation of the first Phase 2 clinical trial of a Licensed Product;

(ii)

One hundred and fifty thousand dollars ($150,000) upon initiation of the first Phase 3 clinical trial of a Licensed Product;

(iii)

One million dollars ($1,000,000) on submission of a New Drug Application (NDA) to the US FDA for a Licensed Product;

(iv)

Five million dollars ($5,000,000) on approval of an NDA by the US FDA for a Licensed Product;

(v)

One million dollars ($1,000,000) on regulatory approval of an NDA or foreign equivalent by the competent regulatory authority for a Licensed Product, in each of the following countries: The United Kingdom, France, Germany, Spain, Italy and Japan

The above development and regulatory milestone payments are payable regardless of whether the milestones are achieved by or on behalf of Licensee, an Affiliate, a Sublicensee or other third party.

ITEM 3.02  Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the shares of the Company’s common stock upon consummation of the Transaction is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Section 4(a)(2) and/or Regulation D of the Act.

ITEM 7.01.  Regulation FD Disclosure

LICENSE AGREEMENT

On February 10, 2020, AngioGenex issued a press release announcing an exclusive agreement with Memorial Sloan Kettering Cancer Center to license and advance a series of anti-ID compounds through the regulatory process and into human clinical trials. The company has secured exclusive, worldwide rights to the commercial development of pharmacological treatments based on these molecules. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements regarding milestone requirements, the closing of the Transaction, and related plans are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, operating results, business strategy, short-term and long-term business operations and objectives. These forward-looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

ITEM 9.01.  Financial Statements and Exhibits

(c)	Exhibits

10.1	Form of Exclusive License Agreement dated January 28, 2020

99.1	Press Release issued February 10, 2020 by AngioGenex* * This exhibit is intended to be furnished and shall not be deemed "filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AngioGenex, Inc. (Registrant) Date: February 11, 2020 By: /s/ Michael Strage Michael Strage Chief Admin Officer